UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	September 6, 2012

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 983-1100

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

ITEM 7.01	REGULATION FD DISCLOSURE

On September 6, 2012, The Procter & Gamble Company (the “Company”) participated in the Barclays Back to School Consumer Conference. Pursuant to Item 7.01, “Regulation FD Disclosure,” the Company is furnishing on this Form 8-K a series of slides referenced in the Company’s remarks at the conference. Presentation slides are also posted on the Company’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/SUSAN S. WHALEY
Susan S. Whaley
Assistant Secretary
September 6, 2012

EXHIBITS

99. Presentation Slides Provided by The Procter & Gamble Company dated September 6, 2012.